UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

September 30, 2023
Annual Report
to Shareholders
DWS GNMA Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
14	Investment Portfolio
21	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights
31	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
47	Other Information
48	Information About Your Fund’s Expenses
49	Tax Information
50	Advisory Agreement Board Considerations and Fee Evaluation
54	Board Members and Officers
60	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS GNMA Fund

Mortgage-backed securities represent interests in “pools”  of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline and volatility of the Fund may increase. When market interest rates decline, the value of mortgage-backed securities may increase, but could expose the Fund to a lower rate of return on investment. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS GNMA Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of substantial tightening of monetary policy; impact of slower growth in China; and geo-political volatility given the ongoing war in Ukraine and the recent war between Israel and Hamas, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023 and into 2024. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging into 2024. The aggressive tightening by the Federal Reserve and international monetary authorities, which began in 2022, has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is evidence that rate hikes by the Federal Reserve are helping to cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS GNMA Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
For the 12 months ended September 30, 2023, DWS GNMA Fund posted a –0.75% total return, compared with the 0.29% return of its benchmark, the Bloomberg GNMA Index.
Entering the period, the U.S. Federal Reserve (Fed) had already begun to tighten monetary policy in the face of persistently high inflation by raising its benchmark overnight lending rate and ending its program of bond purchases aimed at keeping longer-term borrowing costs low. At its November and December meetings, the Fed implemented further sharp rate hikes to bring the fed funds target to a range of 4.25% to 4.50%, its highest level since the fall of 2007.
Entering 2023, as inflation showed signs of moderating, markets became increasingly optimistic that the Fed and other leading central banks were
GNMA securities in a nutshell
Government National Mortgage Association (GNMA) securities, commonly called “Ginnie Mae”  securities, are backed by the full faith and credit of the U.S. government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners’ mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

DWS GNMA Fund	|	5

poised to stop raising interest rates, leading mortgage-backed security (MBS) spreads to tighten. January saw Treasury yields ease off their recent highs on the outlook for easier monetary policy. On February 1, the Fed raised rates by a comparatively moderate 0.25%, to a target range of 4.50% to 4.75%.
March saw the failure of a pair of U.S. banks and the collapse of European giant Credit Suisse raise the prospect of a financial crisis. Treasury yields plummeted as the market factored in increased recession risks and anticipated an end to the Fed’s rate hiking cycle. MBS spreads widened as billions of dollars of mortgage assets formerly held by the failed banks were sold off at a discount. At its March 23 meeting the Fed raised the fed funds target by 0.25% to a range of 4.75% to 5.0%. The rate hike was well-received by financial markets as a signal that the central bank believed the financial system remained on generally sound footing.
As the period progressed, inflation continued to ease, with June U.S. consumer price inflation registering at 3.0%. With the U.S. economy and employment displaying surprising resilience in the face of its past tightening, the Fed would implement additional 0.25% increases at its early May and late July meetings.
At the Fed’s September meeting, the central bank left the fed funds target unchanged at 5.25%–5.50% while continuing to signal the likelihood of one more rate hike before year end. However, reflecting resilient growth and employment data, the Fed’s “dot plot”  displaying Open Market Committee members’ expectations for the trajectory of fed funds indicated an outlook for only two cuts during 2024, down from four. As a result of the “higher for longer”  interest rate outlook, Treasury yields moved higher with the greatest increases seen on longer maturities, leading to weak MBS performance as the period drew to a close.
Positive and Negative Contributors to Performance
With MBS spreads at historically wide levels relative to both Treasuries and other bond categories that trade at a yield advantage over Treasuries, the Fund maintained above benchmark exposure to the sector during the period. This positioning added to relative performance early on the period but detracted as spreads widened and relative performance of MBS suffered in the wake of the March banking crisis.

6	|	DWS GNMA Fund

The Fund’s MBS exposure was tilted toward issues backed by higher coupon mortgage pools which are most sensitive to changes in interest rates. The Fund did seek some prepayment protection through exposure to low loan balance and geographically concentrated specified pools, but in general was invested in to-be-announced (TBA) securities in order to maintain maximum liquidity. While the Fund was underweight GNMA securities relative to conventional MBS, this did not have a material impact on performance.
With respect to collateralized mortgage obligations (CMOs), the Fund held a limited allocation in interest-only (IO) derivatives which boosted income, but in general aimed to reduce its dependence on the sector.
“As the period progressed, inflation continued to ease, with June U.S. consumer price inflation registering at 3.0%.”
The Fund also used interest rate derivatives, namely Treasury futures, in order to maintain the desired yield curve exposure, with a positive impact on relative performance.
Outlook and Positioning
Given the historically wide level of MBS spreads, the Fund is maintaining an above benchmark exposure to the sector. In our view, this positioning should be beneficial over the longer term as supply-demand disruptions dissipate and the Treasury curve normalizes along with Fed policy. In addition, the Fund is positioned to benefit as the yield curve steepens and with a slightly above benchmark stance with respect to duration.
Within the MBS sector, the Fund prefers higher coupon securities with prices closer to par as we believe these will benefit the most from a reduction in rate volatility and curve steepening as Fed policy normalizes. While the Fund maintains a modest allocation to CMOs to in order improve income, it is mostly focused on passthroughs to help deal with market liquidity issues should they arise.

DWS GNMA Fund	|	7

Portfolio Management Team
Prior to April 25, 2023, the portfolio management team was as follows:
Gregory M. Staples, CFA, Regional Head of Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—Joined DWS in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.
—Head of Fixed Income for North America: New York.
—BA in Economics, Columbia College; MBA, New York University, Stern School of Business.
Thomas J. Sweeney, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.
—Portfolio Manager/Structured Finance Sector Head: New York.
—BS in Computer Science, Rutgers College.
Hyun Lee, CFA, Lead Portfolio Manager Real Estate
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2022 with 21 years of industry experience. Prior to his current role, he served as Portfolio Manager at Lord Abbett, managing residential MBS, US inflation and rates products.
—Lead Portfolio Manager Fixed Income: New York.
—BA and MA in Economics, University of Chicago.
Effective April 25, 2023, the portfolio management team is as follows:
Thomas J. Sweeney, CFA, Head of Investment Strategy Fixed Income.
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.
—Portfolio Manager/Structured Finance Sector Head: New York.
—BS in Computer Science, Rutgers College.
Hyun Lee, CFA, Lead Portfolio Manager Real Estate.
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2022 with 21 years of industry experience. Prior to his current role, he served as Portfolio Manager at Lord Abbett, managing residential MBS, US inflation and rates products.
—Lead Portfolio Manager Fixed Income: New York.
—BA and MA in Economics, University of Chicago.

8	|	DWS GNMA Fund

Bob Mogalapu, CFA, Portfolio Manager.
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2022 with seven years of industry experience. Previously worked at Cherryhill Mortgage Investments in the mortgage backed securities portfolio department. Also previously worked at Hilltop Securities and Nomura Securities, in the mortgage orientation and market risk divisions, respectively.
—Portfolio Manager: New York.
—MS in Engineering, The Ohio State University; BTech in Engineering, Indian Institute of Technology.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Bloomberg GNMA Index is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.
Spread refers to the incremental yield provided by non-U.S. Treasury securities relative to comparable-duration Treasuries.
The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant upward, as bonds with longer maturities typically offer higher yields than short-term bonds.
In a to-be-announced or TBA trade, an investor or market maker agrees to accept delivery from a loan originator of a certain amount of agency MBS at a specific future date at an agreed upon a price, with the identity of the MBS yet to be determined.
Collateralized-mortgage obligations (CMOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest payments on underlying mortgage pools.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

DWS GNMA Fund	|	9

Performance SummarySeptember 30, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
Unadjusted for Sales Charge	–0.75%	–1.17%	0.06%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–3.48%	–1.72%	–0.22%
Bloomberg GNMA Index†	0.29%	–0.68%	0.58%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
Unadjusted for Sales Charge	–1.50%	–1.94%	–0.71%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.50%	–1.94%	–0.71%
Bloomberg GNMA Index†	0.29%	–0.68%	0.58%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
No Sales Charges	–1.05%	–1.50%	–0.27%
Bloomberg GNMA Index†	0.29%	–0.68%	0.58%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 9/30/23
No Sales Charges	–0.41%	–0.85%	–0.26%
Bloomberg GNMA Index†	0.29%	–0.68%	0.00%**

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
No Sales Charges	–0.52%	–0.95%	0.31%
Bloomberg GNMA Index†	0.29%	–0.68%	0.58%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
No Sales Charges	–0.40%	–0.92%	0.33%
Bloomberg GNMA Index†	0.29%	–0.68%	0.58%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower

10	|	DWS GNMA Fund

or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2023 are 0.81%, 1.55%, 1.21%, 0.48%, 0.58% and 0.55% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on February 2, 2015.
**	Amount is less than .005%.

DWS GNMA Fund	|	11

†	The Bloomberg GNMA Index is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/23	$11.18	$11.19	$11.20	$11.19	$11.20	$11.19
9/30/22	$11.65	$11.66	$11.67	$11.66	$11.67	$11.66
Distribution Information as of 9/30/23
Income Dividends, Twelve Months	$.40	$.31	$.36	$.44	$.42	$.43
September Income Dividend	$.0358	$.0286	$.0332	$.0390	$.0379	$.0383
SEC 30-day Yield‡	3.52%	2.83%	3.34%	3.96%	3.85%	3.91%
Current Annualized Distribution Rate‡	3.84%	3.07%	3.56%	4.18%	4.06%	4.11%

‡
The SEC yield is net investment income per share earned over the month ended
September 30, 2023, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC
yields would have been 3.18% and 3.87% for Class R and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2023. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.40% and 4.07% for Class R and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	|	DWS GNMA Fund

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Net Assets)	9/30/23	9/30/22
Government National Mortgage Association	92%	91%
U.S. Government Agency Sponsored Pass-Throughs	13%	8%
Assets-Backed	9%	6%
Collateralized Mortgage Obligations — Government National Mortgage Association	5%	9%
Collateralized Mortgage Obligations — Other	3%	2%
Government & Agency Obligations	2%	2%
Commercial Mortgage-Backed Securities	1%	1%
Cash Equivalents and Other Assets and Liabilities, Net	-25%	-19%
	100%	100%

Coupons*	9/30/23	9/30/22
Less than 2.5%	17%	20%
2.5%-3.49%	34%	26%
3.5%-4.49%	17%	29%
4.5%-5.49%	10%	8%
5.5%-6.49%	18%	16%
6.5%-7.49%	4%	1%
7.5%-8.49%	0%	0%
	100%	100%

*	Excludes Cash Equivalents and U.S. Treasury Bills.

Interest Rate Sensitivity	9/30/23	9/30/22
Effective Maturity	10.4 years	9.4 years
Effective Duration	6.7 years	7.0 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 60 for contact information.

DWS GNMA Fund	|	13

Investment Portfolioas of September 30, 2023

	Principal Amount ($)	Value ($)
Government National Mortgage Association 91.9%
Government National Mortgage Association:
2.0%, with various maturities from 8/20/2050 until 10/1/2053 (a)	166,562,843	131,537,124
2.5%, with various maturities from 8/20/2050 until 10/1/2053 (a)	202,889,521	162,330,652
3.0%, with various maturities from 9/15/2042 until 5/20/2052	133,851,556	113,892,176
3.5%, with various maturities from 11/20/2041 until 12/20/2051	98,612,514	87,956,995
4.0%, with various maturities from 8/20/2040 until 10/1/2053 (a)	67,947,309	61,422,706
4.25%, 9/15/2041	191,794	179,910
4.49%, with various maturities from 6/15/2041 until 7/15/2041	287,814	272,775
4.5%, with various maturities from 8/15/2039 until 10/1/2053 (a)	50,203,386	46,550,799
4.55%, 1/15/2041	481,445	457,156
4.625%, 5/15/2041	194,772	185,841
5.0%, with various maturities from 3/20/2029 until 10/1/2053 (a)	41,274,055	39,558,480
6.0%, 10/1/2053(a)	45,000,000	44,582,130
6.5%, with various maturities from 6/20/2032 until 10/1/2053 (a)	39,344,953	39,727,225
7.5%, with various maturities from 7/20/2024 until 8/20/2032	35,496	37,230
Total Government National Mortgage Association (Cost $803,767,528)		728,691,199
Asset-Backed 8.8%
Automobile Receivables 4.1%
AmeriCredit Automobile Receivables Trust, “A2B” , Series 2023-1, 30-day average SOFR + 0.73%, 6.043% (b), 10/19/2026	7,209,227	7,217,093
Carvana Auto Receivables Trust, “A1” , Series 2021-N4, 0.83%, 9/11/2028	4,243,436	4,167,287
GMF Floorplan Owner Revolving Trust, “B” , Series 2019-2, 144A, 3.1%, 4/15/2026	19,000,000	18,676,021
World Omni Select Auto Trust, “A2B” , Series 2023-A, 30-day average SOFR + 0.43%, 5.743% (b), 7/15/2026	2,639,729	2,637,251
		32,697,652
The accompanying notes are an integral part of the financial statements.

14	|	DWS GNMA Fund

	Principal Amount ($)	Value ($)
Credit Card Receivables 3.8%
Citibank Credit Card Issuance Trust, “A6” , Series 2017-A6, 30-day average SOFR + 0.884%, 6.218% (b), 5/14/2029	30,000,000	30,130,491
Miscellaneous 0.9%
Dell Equipment Finance Trust:
“A1” , Series 2023-1, 144A, 5.456%, 3/22/2024	2,903,735	2,903,349
“A1” , Series 2023-2, 144A, 5.643%, 6/24/2024	1,062,278	1,062,093
MVW Owner Trust, “A” , Series 2019-1A, 144A, 2.89%, 11/20/2036	2,884,206	2,761,714
		6,727,156
Total Asset-Backed (Cost $69,519,582)		69,555,299
Commercial Mortgage-Backed Securities 0.5%
FHLMC Multifamily Structured Pass-Through Certificates, “A2” , Series K-150, 3.71%, 9/25/2032 (Cost $4,522,550)	5,000,000	4,444,279
Collateralized Mortgage Obligations 8.5%
Chase Home Lending Mortgage Trust, “A11” , Series 2019-ATR1, 144A, 30-day average SOFR + 1.064%, 6.384% (b), 4/25/2049	667,753	645,335
CIM Trust, “A4” , Series 2018-INV1, 144A, 4.0%, 8/25/2048	1,436,412	1,287,023
Federal Home Loan Mortgage Corp.:
“JI” , Series 5058, Interest Only, 2.0%, 1/25/2051	4,384,943	531,249
“CZ” , Series 4113, 3.0%, 9/15/2042	1,399,632	1,083,174
“IJ” , Series 4472, Interest Only, 6.0%, 11/15/2043	4,383,302	814,806
Federal National Mortgage Association:
“AY” , Series 2013-6, 2.0%, 2/25/2043	1,244,000	797,244
“IA” , Series 2021-21, Interest Only, 2.0%, 7/25/2047	30,882,953	2,573,808
“I” , Series 2021-57, Interest Only, 2.5%, 7/25/2051	3,595,621	500,455
“LZ” , Series 2013-6, 3.5%, 2/25/2043	1,064,154	784,441
“UI” , Series 2010-126, Interest Only, 5.5%, 10/25/2040	3,861,116	466,381
“IO2” , Series 2007-W8, Interest Only, 6.0%, 9/25/2037	94,728	14,233
“ZA” , Series 2023-28, 6.0%, 7/25/2053	14,015,446	13,192,092
“HI” , Series 2010-2, Interest Only, 6.5%, 2/25/2040	1,930,395	437,323
The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	15

	Principal Amount ($)	Value ($)
Government National Mortgage Association:
“S” , Series 2013-134, Interest Only, 5.486% minus 30-day average SOFR, 0.161% (b), 9/20/2043	7,197,804	381,857
“SB” , Series 2023-57, Interest Only, 6.15% minus 30-day average SOFR, 0.836% (b), 4/20/2053	41,741,924	1,849,781
“QA” , Series 2021-66, 1.0%, 3/20/2050	1,088,668	775,134
“SG” , Series 2017-60, Interest Only, 6.356% minus 30-day average SOFR, 1.031% (b), 2/20/2038	7,764,746	575,183
“SD” , Series 2017-60, Interest Only, 6.406% minus 30-day average SOFR, 1.081% (b), 2/20/2038	4,611,717	379,265
“CI” , Series 2020-162, Interest Only, 2.0%, 10/20/2050	16,979,601	1,979,147
“QE” , Series 2021-159, 2.0%, 9/20/2051	9,596,915	7,644,596
“QB” , Series 2017-180, 2.5%, 12/20/2047	1,174,000	921,811
“IA” , Series 2022-155, Interest Only, 2.5%, 10/20/2050	10,477,632	1,472,374
“CI” , Series 2015-74, Interest Only, 3.0%, 10/16/2039	2,028,777	78,347
“Q” , Series 2015-141, 3.0%, 7/20/2045	3,289,018	2,900,195
“JZ” , Series 2017-110, 3.0%, 7/20/2047	4,210,292	3,153,575
“EA” , Series 2018-5, 3.0%, 10/20/2047	2,830,465	2,466,548
“XZ” , Series 2020-122, 3.0%, 8/20/2050	345,488	166,086
“EY” , Series 2022-50, 3.0%, 3/20/2052	4,373,154	3,020,201
“DI” , Series 2014-102, Interest Only, 3.5%, 7/16/2029	402,543	10,420
“JI” , Series 2013-10, Interest Only, 3.5%, 1/20/2043	6,772,429	1,024,803
“ZG” , Series 2015-99, 3.5%, 7/20/2045	861,321	752,355
“ZC” , Series 2003-86, 4.5%, 10/20/2033	255,483	246,801
“IP” , Series 2014-108, Interest Only, 4.5%, 12/20/2042	1,474,552	56,666
“UZ” , Series 2010-37, 5.0%, 3/20/2040	1,491,232	1,481,958
“Z” , Series 2006-12, 5.5%, 3/20/2036	169,811	168,511
“DZ” , Series 2009-106, 5.5%, 11/20/2039	309,770	310,269
“IA” , Series 2012-64, Interest Only, 5.5%, 5/16/2042	2,610,478	464,799
“NZ” , Series 2023-81, 5.5%, 6/20/2053	4,478,179	4,205,248
“CI” , Series 2009-42, Interest Only, 6.0%, 8/16/2035	190,659	42,358
“IP” , Series 2009-118, Interest Only, 6.5%, 12/16/2039	246,398	57,171
JPMorgan Mortgage Trust:
“A6” , Series 2021-6, 144A, 2.5%, 10/25/2051	2,317,179	2,052,988
“A11” , Series 2021-1, 144A, 30-day average SOFR + 0.65%, 5.938% (b), 6/25/2051	3,566,692	3,268,635
The accompanying notes are an integral part of the financial statements.

16	|	DWS GNMA Fund

	Principal Amount ($)	Value ($)
“A11” , Series 2020-2, 144A, 30-day average SOFR + 0.914%, 6.0% (b), 7/25/2050	830,108	777,900
“A11” , Series 2019-9, 144A, 30-day average SOFR + 1.014%, 6.329% (b), 5/25/2050	1,532,460	1,441,887
Total Collateralized Mortgage Obligations (Cost $76,239,183)		67,254,433
U.S. Government Agency Sponsored Pass-Throughs 13.3%
Federal Home Loan Mortgage Corp.:
3.0%, 12/1/2051	12,992,888	10,886,747
5.0%, 9/1/2052	6,453,121	6,097,288
5.5%, 4/1/2053	6,902,595	6,686,733
Federal National Mortgage Association:
2.0%, 12/1/2051	10,834,500	8,304,222
2.5%, 11/1/2051	8,003,040	6,415,339
3.5%, 10/1/2053 (a)	9,000,000	7,734,573
5.0%, 7/1/2044	1,127,693	1,103,532
5.5%, 10/1/2053 (a)	60,000,000	57,967,740
Total U.S. Government Agency Sponsored Pass-Throughs (Cost $110,865,506)		105,196,174
Government & Agency Obligations 2.1%
U.S. Treasury Obligations
U.S. Treasury Bills:
4.484% (c), 11/2/2023 (d)	6,000,000	5,972,668
5.303% (c), 10/5/2023 (d)	6,000,000	5,997,365
U.S. Treasury Notes, 2.0%, 4/30/2024 (e)	5,000,000	4,901,563
Total Government & Agency Obligations (Cost 16,899,446)		16,871,596

	Shares	Value ($)
Cash Equivalents 20.6%
DWS Central Cash Management Government Fund, 5.36% (f) (Cost $163,589,399)	163,589,399	163,589,399

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,245,403,194)	145.7	1,155,602,379
Other Assets and Liabilities, Net	(45.7)	(362,493,710)
Net Assets	100.0	793,108,669
The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	17

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2023 are as follows:
Value ($) at 9/30/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2023	Value ($) at 9/30/2023
Cash Equivalents 20.6%
DWS Central Cash Management Government Fund, 5.36% (f)
213,513,796	344,903,110	394,827,507	—	—	9,448,337	—	163,589,399	163,589,399

(a)	When-issued, delayed delivery or forward commitment securities included.
(b)
Variable or floating rate security. These securities are shown at their current rate as of
September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(c)	Annualized yield at time of purchase; not a coupon rate.
(d)	At September 30, 2023, this security has been pledged, in whole or in part, to cover collateral requirements for open MBS forward commitments.
(e)	At September 30, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the “interest only”  portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

SOFR: Secured Overnight Financing Rate
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.
At September 30, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	12/29/2023	20	2,125,969	2,107,188	(18,781)
The accompanying notes are an integral part of the financial statements.

18	|	DWS GNMA Fund

At September 30, 2023, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	12/19/2023	407	44,816,567	43,981,438	835,129
2 Year U.S. Treasury Note	USD	12/29/2023	14	2,845,028	2,837,953	7,075
U.S. Treasury Long Bond	USD	12/19/2023	98	11,812,564	11,150,563	662,001
Ultra Long U.S. Treasury Bond	USD	12/19/2023	50	6,233,112	5,934,375	298,737
Total unrealized appreciation						1,802,942
Currency Abbreviation(s)

USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	19

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Government National Mortgage Association	$—	$728,691,199	$—	$728,691,199
Asset-Backed (a)	—	69,555,299	—	69,555,299
Commercial Mortgage-Backed Securities	—	4,444,279	—	4,444,279
Collateralized Mortgage Obligations	—	67,254,433	—	67,254,433
U.S. Government Agency Sponsored Pass-Throughs	—	105,196,174	—	105,196,174
Government & Agency Obligations	—	16,871,596	—	16,871,596
Short-Term Investments	163,589,399	—	—	163,589,399
Derivatives (b)
Futures Contracts	1,802,942	—	—	1,802,942
Total	$165,392,341	$992,012,980	$—	$1,157,405,321

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(18,781)	$—	$—	$(18,781)
Total	$(18,781)	$—	$—	$(18,781)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.
The accompanying notes are an integral part of the financial statements.

20	|	DWS GNMA Fund

Statement of Assets and Liabilities
as of September 30, 2023

Assets
Investments in non-affiliated securities, at value (cost $1,081,813,795)	$992,012,980
Investment in DWS Central Cash Management Government Fund (cost $163,589,399)	163,589,399
Receivable for investments sold — forward commitments	33,508,762
Receivable for Fund shares sold	136,155
Interest receivable	3,610,462
Other assets	28,811
Total assets	1,192,886,569
Liabilities
Payable for investments purchased — forward commitments	398,373,332
Payable for Fund shares redeemed	518,261
Payable for variation margin on futures contracts	127,237
Accrued management fee	210,150
Accrued Trustees' fees	9,570
Other accrued expenses and payables	539,350
Total liabilities	399,777,900
Net assets, at value	$793,108,669
Net Assets Consist of
Distributable earnings (loss)	(461,622,535)
Paid-in capital	1,254,731,204
Net assets, at value	$793,108,669
The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	21

Statement of Assets and Liabilities as of September 30, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($341,214,797 ÷ 30,518,631 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.18
Maximum offering price per share (100 ÷ 97.25 of $11.18)	$11.50
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,601,105 ÷ 321,844 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.19
Class R
Net Asset Value, offering and redemption price per share ($277,648 ÷ 24,792 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.20
Class R6
Net Asset Value, offering and redemption price per share ($747,635 ÷ 66,797 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.19
Class S
Net Asset Value, offering and redemption price per share ($427,859,943 ÷ 38,206,669 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.20
Institutional Class
Net Asset Value, offering and redemption price per share ($19,407,541 ÷ 1,734,974 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.19
The accompanying notes are an integral part of the financial statements.

22	|	DWS GNMA Fund

Statement of Operations
for the year ended September 30, 2023

Investment Income
Income:
Interest	$23,953,685
Income distributions — DWS Central Cash Management Government Fund	9,448,337
Total income	33,402,022
Expenses:
Management fee	2,781,420
Administration fee	856,501
Services to shareholders	1,320,989
Distribution and service fees	887,666
Custodian fee	39,797
Professional fees	62,775
Reports to shareholders	107,673
Registration fees	86,521
Trustees' fees and expenses	36,057
Other	66,920
Total expenses before expense reductions	6,246,319
Expense reductions	(3,004)
Total expenses after expense reductions	6,243,315
Net investment income	27,158,707
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(43,302,846)
Swap contracts	3,731,115
Futures	3,600,298
(35,971,433)
Change in net unrealized appreciation (depreciation) on:
Investments	9,054,783
Swap contracts	(3,454,032)
Futures	1,214,383
6,815,134
Net gain (loss)	(29,156,299)
Net increase (decrease) in net assets resulting from operations	$(1,997,592)
The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	23

Statements of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$27,158,707	$6,897,951
Net realized gain (loss)	(35,971,433)	(61,190,510)
Change in net unrealized appreciation (depreciation)	6,815,134	(104,308,907)
Net increase (decrease) in net assets resulting from operations	(1,997,592)	(158,601,466)
Distributions to shareholders:
Class A	(12,739,962)	(5,282,935)
Class T	—	(108)
Class C	(110,158)	(15,078)
Class R	(9,762)	(3,900)
Class R6	(27,401)	(12,115)
Class S	(16,948,613)	(7,876,085)
Institutional Class	(745,031)	(459,450)
Total distributions	(30,580,927)	(13,649,671)
Fund share transactions:
Proceeds from shares sold	24,706,763	30,267,574
Reinvestment of distributions	25,913,268	11,604,492
Payments for shares redeemed	(159,754,056)	(215,186,186)
Net increase (decrease) in net assets from Fund share transactions	(109,134,025)	(173,314,120)
Increase (decrease) in net assets	(141,712,544)	(345,565,257)
Net assets at beginning of period	934,821,213	1,280,386,470
Net assets at end of period	$793,108,669	$934,821,213

The accompanying notes are an integral part of the financial statements.

24	|	DWS GNMA Fund

Financial Highlights
DWS GNMA Fund — Class A
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$11.65	$13.68	$13.88	$13.81	$13.22
Income (loss) from investment operations:
Net investment income[a]	.35	.06	.06	.21	.32
Net realized and unrealized gain (loss)	(.42 )	(1.95)	(.07 )	.17	.64
Total from investment operations	(.07 )	(1.89)	(.01 )	.38	.96
Less distributions from:
Net investment income	(.40 )	(.14 )	(.19 )	(.31 )	(.37 )
Net asset value, end of period	$11.18	$11.65	$13.68	$13.88	$13.81
Total Return (%)[b]	(.75 )	(13.87)	(.10 )	2.75	7.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	341	406	546	587	623
Ratio of expenses (%)	.83	.81	.78	.79	.79
Ratio of net investment income (%)	2.95	.49	.44	1.54	2.37
Portfolio turnover rate (%)	523	532	539	369	317

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	25

DWS GNMA Fund — Class C
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$11.66	$13.68	$13.89	$13.81	$13.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	(.03 )	(.04 )	.10	.21
Net realized and unrealized gain (loss)	(.42 )	(1.95)	(.09 )	.18	.65
Total from investment operations	(.16 )	(1.98)	(.13 )	.28	.86
Less distributions from:
Net investment income	(.31 )	(.04 )	(.08 )	(.20 )	(.27 )
Net asset value, end of period	$11.19	$11.66	$13.68	$13.89	$13.81
Total Return (%)[b]	(1.50)	(14.49)	(.97 )	1.94	6.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	6	18	21
Ratio of expenses (%)	1.60	1.55	1.60	1.58	1.57
Ratio of net investment income (loss) (%)	2.18	(.26 )	(.31 )	.75	1.59
Portfolio turnover rate (%)	523	532	539	369	317

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
The accompanying notes are an integral part of the financial statements.

26	|	DWS GNMA Fund

DWS GNMA Fund — Class R
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$11.67	$13.70	$13.91	$13.82	$13.24
Income (loss) from investment operations:
Net investment income[a]	.31	.00 *	.01	.17	.27
Net realized and unrealized gain (loss)	(.42 )	(1.93)	(.08 )	.18	.64
Total from investment operations	(.11 )	(1.93)	(.07 )	.35	.91
Less distributions from:
Net investment income	(.36 )	(.10 )	(.14 )	(.26 )	(.33 )
Net asset value, end of period	$11.20	$11.67	$13.70	$13.91	$13.82
Total Return (%)[b]	(1.05)	(14.16)	(.52 )	2.48	7.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	.3	1	1	1
Ratio of expenses before expense reductions (%)	1.25	1.21	1.21	1.17	1.22
Ratio of expenses after expense reductions (%)	1.12	1.13	1.16	1.12	1.13
Ratio of net investment income (%)	2.66	.03	.07	1.24	2.03
Portfolio turnover rate (%)	523	532	539	369	317

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	27

DWS GNMA Fund — Class R6
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$11.66	$13.70	$13.90	$13.82	$13.23
Income (loss) from investment operations:
Net investment income[a]	.39	.11	.10	.25	.36
Net realized and unrealized gain (loss)	(.42 )	(1.96)	(.07 )	.18	.64
Total from investment operations	(.03 )	(1.85)	.03	.43	1.00
Less distributions from:
Net investment income	(.44 )	(.19 )	(.23 )	(.35 )	(.41 )
Net asset value, end of period	$11.19	$11.66	$13.70	$13.90	$13.82
Total Return (%)	(.41 )	(13.65)	.21	3.15	7.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	748	729	929	824	658
Ratio of expenses (%)	.49	.48	.46	.47	.48
Ratio of net investment income (%)	3.30	.82	.75	1.81	2.67
Portfolio turnover rate (%)	523	532	539	369	317

[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.

28	|	DWS GNMA Fund

DWS GNMA Fund — Class S
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$11.67	$13.70	$13.91	$13.83	$13.24
Income (loss) from investment operations:
Net investment income[a]	.38	.09	.09	.25	.35
Net realized and unrealized gain (loss)	(.43 )	(1.95)	(.08 )	.17	.65
Total from investment operations	(.05 )	(1.86)	.01	.42	1.00
Less distributions from:
Net investment income	(.42 )	(.17 )	(.22 )	(.34 )	(.41 )
Net asset value, end of period	$11.20	$11.67	$13.70	$13.91	$13.83
Total Return (%)	(.52 )	(13.67)	.05	3.07	7.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	428	504	681	789	845
Ratio of expenses (%)	.61	.58	.57	.55	.56
Ratio of net investment income (%)	3.18	.72	.66	1.79	2.60
Portfolio turnover rate (%)	523	532	539	369	317

[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	29

DWS GNMA Fund — Institutional Class
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$11.66	$13.69	$13.89	$13.81	$13.22
Income (loss) from investment operations:
Net investment income[a]	.38	.09	.09	.23	.35
Net realized and unrealized gain (loss)	(.42 )	(1.95)	(.07 )	.19	.64
Total from investment operations	(.04 )	(1.86)	.02	.42	.99
Less distributions from:
Net investment income	(.43 )	(.17 )	(.22 )	(.34 )	(.40 )
Net asset value, end of period	$11.19	$11.66	$13.69	$13.89	$13.81
Total Return (%)	(.49 )[b]	(13.74)	.15	3.01	7.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	19	46	56	14
Ratio of expenses before expense reductions (%)	.57	.55	.56	.52	.54
Ratio of expenses after expense reductions (%)	.56	.55	.56	.52	.54
Ratio of net investment income (%)	3.23	.67	.66	1.68	2.63
Portfolio turnover rate (%)	523	532	539	369	317

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

30	|	DWS GNMA Fund

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS GNMA Fund (the “Fund” ) is a diversified series of Deutsche DWS Income Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS GNMA Fund	|	31

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable

32	|	DWS GNMA Fund

companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Prior to June 23, 2023, Brown Brothers Harriman & Co. served as securities lending agent for the Fund. Effective June 23, 2023, Deutsche Bank AG, as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended September 30, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio,managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.09% annualized effective rate as of September 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received,

DWS GNMA Fund	|	33

including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
During the year ended September 30, 2023, the Fund had no securities on loan.
Forward Commitments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may sell the forward commitment security before the settlement date or enter into a new commitment to extend the delivery date into the future. The value of the security may vary with market fluctuations. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued, delayed delivery or forward commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At September 30, 2023, the Fund had net tax basis capital loss carryforwards of approximately $374,894,000, including short-term losses ($213,080,000) and long-term losses ($161,814,000), which may be applied against realized net taxable capital gains indefinitely. Capital Loss Carryforward from this Fund may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.
The Fund has reviewed the tax positions for the open tax years as of September 30, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed,

34	|	DWS GNMA Fund

and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in derivatives. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At September 30, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$5,732,518
Capital loss carryforwards	$(374,894,000)
Net unrealized appreciation (depreciation) on investments	$(92,460,930)
At September 30, 2023, the aggregate cost of investments for federal income tax purposes was $1,248,066,427. The net unrealized depreciation for all investments based on tax cost was $92,460,930. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $2,049,518 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $94,510,448.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2023	2022
Distributions from ordinary income*	$30,580,927	$13,649,671

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against

DWS GNMA Fund	|	35

the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets

36	|	DWS GNMA Fund

and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2023, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
There were no open interest rate swap contracts as of September 30, 2023. For the year ended September 30, 2023, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $143,000,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2023, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of September 30, 2023, is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2023, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $33,191,000, and the investment in futures contracts

DWS GNMA Fund	|	37

sold had a total notional value generally indicative of a range from approximately $50,776,000 to $169,307,000.
The following tables summarize the value of the Fund’s derivative instruments held as of September 30, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Futures Contracts
Interest Rate Contracts (a)	$1,802,942
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivative	Futures Contracts
Interest Rate Contracts (a)	$(18,781)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$3,731,115	$3,600,298	$7,331,413
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from swap and futures contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(3,454,032)	$1,214,383	$(2,239,649)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on swap and futures contracts, respectively

38	|	DWS GNMA Fund

C.
Purchases and Sales of Securities
During the year ended September 30, 2023, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$5,547,609,176	$5,633,903,500
U.S. Treasury Obligations	$4,867,790	$—
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.0 billion of the Fund’s average daily net assets	.315%
Next $1.5 billion of such net assets	.310%
Next $2.5 billion of such net assets	.300%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.260%
Next $2.5 billion of such net assets	.240%
Over $12.5 billion of such net assets	.220%
Accordingly, for the year ended September 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.315% of the Fund’s average daily net assets.
For the period from October 1, 2022 through September 30, 2023 (through September 30, 2024 for Class R6 and Institutional Class shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain

DWS GNMA Fund	|	39

expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.87%
Class C	1.62%
Class R	1.12%
Class R6	.56%
Class S	.62%
Institutional Class	.56%
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of certain classes as follows:
Class A	.86%
Class C	1.61%
Class R	1.11%
Class S	.61%
For the year ended September 30, 2023, fees waived and/or expenses reimbursed for certain classes are as follows:
Class R	$418
Institutional Class	2,586
$3,004
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2023, the Administration Fee was $856,501, of which $64,911 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder

40	|	DWS GNMA Fund

servicing fee it receives from the Fund. For the year ended September 30, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at September 30, 2023
Class A	$281,102	$46,862
Class C	1,200	199
Class R	59	10
Class R6	83	16
Class S	436,425	73,189
Institutional Class	587	95
	$719,456	$120,371
In addition, for the year ended September 30, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$204,352
Class C	4,590
Class R	812
Class S	153,896
Institutional Class	18,226
$381,876
Distribution and Service Fees.  Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended September 30, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2023
Class C	$32,286	$2,272
Class R	812	59
	$33,098	$2,331
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has

DWS GNMA Fund	|	41

various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2023	Annual Rate
Class A	$843,547	$123,143.22%
Class C	10,210	1,842.24%
Class R	811	121.25%
	$854,568	$125,106
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2023 aggregated $6,802.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2023, there was no CDSC for Class C Shares. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2023, DDI received $18,152 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended September 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,348, of which $288 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent

42	|	DWS GNMA Fund

that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2023.
F.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	520,319	$6,196,579	550,896	$7,218,553
Class C	16,677	196,809	101,033	1,257,652
Class R	2,417	28,585	8,642	115,623
Class R6	7,662	91,039	9,089	120,122
Class S	322,193	3,837,219	859,429	11,269,562
Institutional Class	1,200,001	14,356,532	789,461	10,286,062
		$24,706,763		$30,267,574

DWS GNMA Fund	|	43

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	968,904	$11,399,538	371,695	$4,742,120
Class T	—	—	9 *	108 *
Class C	9,346	110,158	1,219	15,078
Class R	828	9,762	303	3,900
Class R6	2,328	27,401	946	12,115
Class S	1,156,120	13,622,466	497,934	6,372,588
Institutional Class	63,196	743,943	35,674	458,583
		$25,913,268		$11,604,492
Shares redeemed
Class A	(5,802,557)	$(68,307,031)	(5,963,349)	$(77,739,453)
Class T	—	—	(802)*	(9,340)*
Class C	(107,056)	(1,267,222)	(149,330)	(1,913,561)
Class R	(8,071)	(95,846)	(53,010)	(702,511)
Class R6	(5,717)	(66,802)	(15,357)	(199,187)
Class S	(6,494,389)	(76,532,337)	(7,832,720)	(101,768,639)
Institutional Class	(1,138,225)	(13,484,818)	(2,554,718)	(32,853,495)
		$(159,754,056)		$(215,186,186)
Net increase (decrease)
Class A	(4,313,334)	$(50,710,914)	(5,040,758)	$(65,778,780)
Class T	—	—	(793)*	(9,232)*
Class C	(81,033)	(960,255)	(47,078)	(640,831)
Class R	(4,826)	(57,499)	(44,065)	(582,988)
Class R6	4,273	51,638	(5,322)	(66,950)
Class S	(5,016,076)	(59,072,652)	(6,475,357)	(84,126,489)
Institutional Class	124,972	1,615,657	(1,729,583)	(22,108,850)
		$(109,134,025)		$(173,314,120)

*	For the period from October 1, 2021 to September 30, 2022 (Class T liquidation date).

44	|	DWS GNMA Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS GNMA Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS GNMA Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust” ), including the investment portfolio, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial

DWS GNMA Fund	|	45

statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
November 20, 2023

46	|	DWS GNMA Fund

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

DWS GNMA Fund	|	47

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class R and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2023 to September 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

48	|	DWS GNMA Fund

Expenses and Value of a $1,000 Investment
for the six months ended September 30, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/23	$951.30	$947.70	$950.00	$953.00	$952.50	$953.40
Expenses Paid per $1,000*	$4.06	$7.81	$5.47	$2.45	$2.99	$2.74
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/23	$1,020.91	$1,017.05	$1,019.45	$1,022.56	$1,022.01	$1,022.26
Expenses Paid per $1,000*	$4.20	$8.09	$5.67	$2.54	$3.09	$2.84

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS GNMA Fund	.83%	1.60%	1.12%	.50%	.61%	.56%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS GNMA Fund	|	49

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS GNMA Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.

50	|	DWS GNMA Fund

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates

DWS GNMA Fund	|	51

paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be equal to the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its

52	|	DWS GNMA Fund

affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS GNMA Fund	|	53

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

54	|	DWS GNMA Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2](population well-being
and wellness services) (2003–2014);
Stockwell Capital Investments PLC (private
equity); Enron Corporation; FNB Corporation;
Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland
General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

DWS GNMA Fund	|	55

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

56	|	DWS GNMA Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Assistant
Secretary, DWS Distributors, Inc. (2018–present); Vice
President, DWS Service Company (2018–present);
President, DB Investment Managers, Inc.(2018–present);
President and Chief Executive Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2017–present); formerly: Vice
President for the Deutsche funds (2016–2017); Assistant
Secretary for the DWS funds (2013–2019); Secretary, DWS
USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023);
Assistant Secretary, DWS Trust Company (2018–2023);
Assistant Secretary, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2013–2020); Directorships: Director of
DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of
Episcopalian Charities of New York (2018–present);
Interested Director of The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2020–present); Director of ICI Mutual
Insurance Company (2020–present); Director of DWS USA
Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager
of DBX Advisors LLC. (2023–present)

DWS GNMA Fund	|	57

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

58	|	DWS GNMA Fund

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 48 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS GNMA Fund	|	59

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

60	|	DWS GNMA Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GCGGX	SGINX	GIGGX
CUSIP Number	25155T 718	25155T 692	25155T 684	25155T 676
Fund Number	1093	1393	2393	1493

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	GRGGX	GRRGX
CUSIP Number	25155T 304	25155T 429
Fund Number	1593	1693

DWS GNMA Fund	|	61

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
GNMA-2
(R-024416-13 11/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GNMA Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$27,011	$0	$8,948	$0
2022	$27,011	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$539,907	$0
2022	$0	$32,448	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$8,948	$539,907	$0	$548,855
2022	$7,880	$32,448	$0	$40,328

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2023